UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

VALUENCE MERGER CORP. I
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2024

Valuence Merger Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41304	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Orinda Way, Suite 100D

Orinda, CA 94563

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 340-0222

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	VMCAU	Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001	VMCA	Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VMCAW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, Valuence Merger Corp. I (the “Company” or “Valuence”) has called an extraordinary general meeting (the “Meeting”) to seek shareholder approval of a proposal (the “Extension Amendment Proposal”) to amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination from June 3, 2024 for an initial two month period to August 3, 2024 and to permit the Company, without another shareholder vote, by resolution of the Company’s board of directors (“Board”), to elect to further extend the Deadline Date up to nineteen (19) additional times for an additional one (1) month each time (the “Extension”), provided that VMCA Sponsor, LLC (the “Sponsor”) or its designees deposit into the Trust Account (i) on June 4, 2024, with respect to the initial extension, an amount equal to the lesser of (x) $60,000 or (y) $0.03 per public share multiplied by the number of public shares outstanding and (ii) one business day following the public announcement by the Company that the Board has elected to further extend such date for an additional month, an amount equal to the lesser of (x) $30,000 or (y) $0.015 per public share multiplied by the number of public shares outstanding

On June 3, 2024, the Company entered into a non-redemption agreement (the “Non-Redemption Agreement”) with an existing shareholder of the Company (the “Non-Redeeming Shareholder”) and the Sponsor. Pursuant to the Non-Redemption Agreement, the Non-Redeeming Shareholder agreed not to redeem in connection with the vote to approve the Extension Amendment Proposal a number of Class A ordinary shares of the Company equal to the lesser of (i) 300,000 shares and (ii) such number of shares that would equal 9.9% of the outstanding ordinary shares after giving effect to all shares redeemed in connection with the Extension Amendment Proposal. In exchange for this commitment from the Non-Redeeming Shareholder, the Sponsor agreed to pay the Non-Redeeming Shareholder an aggregate of $75,000 in cash.

The Non-Redemption Agreement is expected to increase the amount of funds that remain in the Company’s trust account following the Meeting, relative to the amount of funds remaining in the trust account had the Non-Redemption Agreement not been entered into. The Non-Redeeming Shareholder is not an affiliate of the Company, the Sponsor, or the Company’s officers or directors.

The foregoing description of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Non-Redemption Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On June 3, 2024, the Company issued a press release announcing that it has adjourned, without conducting any business, the Meeting seeking shareholder approval of the Extension Amendment Proposal. The Meeting will reconvene at 5:00 p.m. Eastern Time, on Monday, June 3, 2024. The Meeting will still be held in person at the offices of White & Case LLP, 1221 Avenue of the Americas, New York, NY 10020.

The purpose of the adjournment is to provide additional time for shareholders to withdraw any previously delivered demand for redemption of their shares. Shareholders may withdraw redemptions at any time until the vote is taken with respect to the Extension Amendment Proposal. Shareholders may request to reverse their redemption by contacting Valuence’s transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004 (e-mail: spacredemptions@continentalstock.com)

A copy of the press release announcing the adjournment of the Meeting is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that such other filing specifically incorporates such information by reference.

Additional Information and Where to Find It

Valuence has filed a definitive proxy statement (the “Proxy Statement”) to be used at the Meeting to approve the Extension Amendment Proposal. Valuence has mailed the Proxy Statement to its shareholders of record as of May 20, 2024 in connection with the Extension Amendment Proposal. Investors and security holders of Valuence are advised to read the Proxy Statement and any amendments thereto, because these documents contain important information about the Extension Amendment Proposal and Valuence. Shareholders will also be able to obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to Valuence’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Toll-Free (800) 662-5200 or (203) 658-9400, Email: VMCA.info@investor.morrowsodali.com.

Participants in the Solicitation

Valuence and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension Amendment Proposal under the rules of the SEC. Information about the directors and executive officers of Valuence and a description of their interests in Valuence and the Extension Amendment Proposal are set forth in Valuence’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 29, 2024 (the “Annual Report”) and the definitive Proxy Statement, which was filed with the SEC on May 17, 2024. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K and the exhibit hereto are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Valuence’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of Valuence’s shareholders for the Extension is not obtained; the inability of Valuence to enter into a definitive agreement with respect to an initial business combination within the time provided in its memorandum and articles of organization; the level of redemptions made by shareholders in connection with the Extension and its impact on the amount of funds available in Valuence’s trust account to complete an initial business combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of Valuence filed, or to be filed, with the SEC. Valuence does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Non-Redemption Agreement
99.1	Press Release dated June 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUENCE MERGER CORP. I

	By:	/s/ Sungwoo (Andrew) Hyung
	Name:	Sungwoo (Andrew) Hyung
	Title:	Chief Financial Officer and Director

Dated: June 3, 2024

Exhibit 10.1

NON-REDEMPTION AGREEMENT

This NON-REDEMPTION AGREEMENT, dated as of June 3, 2024 (this “Agreement”), is entered into by Valuence Merger Corp I. (ticker: VMCA) (the “Company”), VMCA Sponsor LLC (the “Sponsor”), and [●] (“Shareholder”).

WHEREAS, the Company was formed for the purpose of consummating a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (a “Business Combination”) with one or more entities;

WHEREAS, the amended and restated memorandum and articles of association of the Company, as amended (the “Charter”), provides that the Company must consummate a Business Combination by June 3, 2024, which date may be extended by the Company’s board of directors (the “Board”) monthly up to March 3, 2025, provided that the Sponsor or its designees (the “Contributors”) deposit into the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (“IPO”) an amount equal to $140,000 each such month, or the Company must liquidate;

WHEREAS, in order to provide the Company additional time to complete a Business Combination in a more cost-effective manner, the Company intends to seek shareholder approval of a proposal (the “Extension Proposal”) to amend the Charter (the “Extension Amendment”) to extend the date by which the Company must consummate an initial business combination from June 3, 2024 for an initial two month period to August 3, 2024 and to permit the Company, without another shareholder vote, by resolution of the Board, to elect to further extend such date up to nineteen (19) additional times for an additional one (1) month each time, provided that the Contributors deposit into the Trust Account (i) on June 4, 2024, with respect to the initial extension, an amount equal to the lesser of (x) $60,000 or (y) $0.03 per public share multiplied by the number of public shares outstanding and (ii) one business day following the public announcement by the Company that the Board has elected to further extend such date for an additional month, an amount equal to the lesser of (x) $30,000 or (y) $0.015 per public share multiplied by the number of public shares outstanding;

WHEREAS, in accordance with its Charter, in connection with the Extension Proposal, the Company must provide the public holders of its Class A ordinary shares, par value $0.0001 per share, initially included as part of the units sold in the IPO (the “Public Shares”), with the right to redeem the Public Shares held by them upon the terms and subject to the conditions set forth in the Charter (the “Redemption Rights”);

WHEREAS, as of the date hereof, Shareholder owns Public Shares; and

WHEREAS, Shareholder is willing to refrain from exercising its Redemption Rights in connection with the Extension Proposal, or to validly rescind any previously submitted redemption demand, with respect to the Subject Shares (as defined below), and the Sponsor is willing to pay the Shareholder the Extension Payment (as defined below), in each case subject to the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Redemption Rights. Shareholder acknowledges that it has Redemption Rights with respect to the Public Shares held by it. For the benefit of the Company, during the period commencing on the date hereof and ending on the date that the Extension Amendment is implemented (the “Expiration Time”), Shareholder shall not exercise (or shall validly rescind) its Redemption Rights with respect to the lesser of (i) 300,000 of Shareholder’s Public Shares and (ii) such number of Public Shares that would equal 9.9% of the outstanding ordinary shares after giving effect to the Public Shares redeemed in connection with the Extension Proposal (all such ordinary shares, or any successor shares of the Company of which ownership of record or the power to vote is hereafter acquired by Shareholder prior to the termination of this Agreement being referred to herein as the “Subject Shares”). Notwithstanding any term hereof to the contrary, nothing herein will prohibit Shareholder from redeeming any or all of the Subject Shares immediately prior to, and in connection with, the Business Combination.

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2. Transfer of Shares. During the period commencing on the date hereof and ending on the date of the approval by the Company’s shareholders of the Extension Proposal, Shareholder agrees that it shall not, directly or indirectly, sell, assign, transfer (including by operation of law), create a lien, pledge, distribute, dispose of or otherwise encumber any of the Subject Shares, either voluntarily or involuntarily (collectively, “Transfer”), or otherwise agree or offer to do any of the foregoing; provided, that, Transfers by Shareholder are permitted to an affiliate of Shareholder only if, as a precondition to such Transfer, the transferee also agrees in a writing, reasonably satisfactory in form and substance to the Company, to assume all of the obligations of Shareholder under, and be bound by all of the terms of, this Agreement. Any Transfer in violation of this Section 2 with respect to the Subject Shares shall be null and void. Nothing in this Agreement shall prohibit direct or indirect transfers of equity or other interests in the Shareholder. Notwithstanding the foregoing, in no event will Shareholder be required to maintain ownership of Public Shares in excess of 9.9% of the outstanding ordinary shares of the Company.

3. Extension Payment. In consideration of the covenants of the Shareholder set forth herein, and subject to the Shareholder’s performance of its covenants in Sections 1 and 2 of this Agreement, on the date hereof, the Sponsor shall pay Shareholder USD $75,000 (such amount, the “Extension Payment”) by wire of the Extension Payment to an account designated for such purpose in writing by Shareholder on the date of this Agreement.

4. Covenants of Shareholder. Shareholder shall permit the Company to publish and disclose Shareholder’s identity, ownership of the Subject Shares and the nature of Shareholder’s commitments, arrangements and understandings under this Agreement, and, if deemed appropriate by the Company, a copy of this Agreement, in (i) any Form 8-K filed by the Company relating to the transactions contemplated herein, and (ii) any other documents or communications provided by the Company to any governmental authority or to securityholders of the Company, in each case, to the extent, and only to the extent, required by the federal securities laws or the SEC or any other securities authorities. Shareholder agrees that it shall not, and shall cause its affiliates not to, indirectly accomplish or attempt to accomplish that which it is not permitted to accomplish directly under this Agreement.

5. Representations and Covenants of the Company.

a. Investment Company Act. On March 1, 2024, which date was prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, the Company caused the trustee of the Trust Account to liquidate the securities held in the Trust Account and to hold the Trust Account in an interest-bearing bank deposit account. Until the earlier of the consummation of the Business Combination and the liquidation of the Trust Account, the Company shall maintain the investment of the funds held in the Trust Account in cash in an interest-bearing bank deposit account.

b. Excise Tax. The Company has not and shall not to use the funds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation, any excise tax imposed under the Inflation Reduction Act of 2022 (if the Company were to become subject to the Inflation Reduction Act of 2022) on any redemptions or stock buybacks by the Company.

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6. No Ownership Interest. Nothing contained in this Agreement will be deemed to vest in the Company or the Sponsor any direct or indirect ownership or incidents of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to Shareholder, neither the Company nor the Sponsor shall have any authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct Shareholder in the voting of any of the Subject Shares, except as otherwise provided herein with respect to the Subject Shares.

7. Termination. This Agreement and the obligations of the parties under this Agreement shall automatically terminate upon the earliest to occur of (a) the failure of the Company’s shareholders to approve the Extension Proposal or the determination of the Company not to proceed to effect the Extension Amendment, (b) the liquidation or dissolution of the Company, (c) the Expiration Time and (d) the mutual written consent of the parties hereto. Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, such termination or expiration shall not relieve any party from liability for any willful breach of this Agreement occurring prior to its termination.

8. Trust Account Waiver. Shareholder acknowledges that the Company has established the Trust Account containing the proceeds of the IPO and certain proceeds of the concurrent private placement (including interest accrued from time to time thereon) for the benefit of its public shareholders and certain other parties (including the underwriters of the IPO). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Shareholder hereby agrees (on its own behalf and on behalf of its related parties) that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and it shall not make any claim against the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to this Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”); provided, that the Released Claims shall not include any rights or claims of Shareholder or any of its related parties to exercise Redemption Rights with respect to Public Shares other than the Subject Shares or, after the Expiration Time, with respect to the Subject Shares. The Shareholder acknowledges that the waiver and release of the Released Claims is a material inducement to the Company to enter into this Agreement and has been specifically relied upon by the Company, and the Shareholder further intends and understands such waiver and release to be valid, binding, and enforceable under applicable law.

9. Disclosure; Exchange Act Filings. As soon as practicable but in no event later than one business day after execution of this Agreement (such date and time, the “Disclosure Time”), the Company shall file a Current Report on Form 8-K under the Exchange Act, reporting the material terms of this Agreement and of the transactions contemplated hereby and any other material, nonpublic information that the Company has provided to Shareholder in connection herewith.

10. Governing Law. This Agreement shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

11. Jurisdiction. The parties hereby irrevocably and unconditionally (i) submit to the jurisdiction of the state courts of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (iii) waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

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12. WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

13. Specific Enforcement. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (i) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, this being in addition to any other remedy to which they are entitled under this Agreement, and (ii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 13 shall not be required to provide any bond or other security in connection with any such injunction.

14. Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

15. Entire Agreement; Amendment; Assignment; Successors. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements, and understandings of any kind, whether written or oral, among them relating to the subject matter hereof. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the Company, Sponsor, and Shareholder. Any assignment of this Agreement or any right, remedy, obligation or liability arising hereunder by any party hereto to any person that is not an affiliate of such party shall require the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

16. Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered, sent by email or other electronic transmission, provided that the sender does not receive a bounce-back reply of non-delivery, sent by courier (which for all purposes of this Agreement shall include Federal Express or another recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2nd-day courier service, or if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by electronic mail, when directed to an electronic mail address at which the party has provided to receive notice; and (b) if by any other form of electronic transmission, when directed to such party.

17. Expenses. The Shareholder shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

VALUENCE MERGER CORP. I

By:
Name:
Title:
Address for Notices:

VMCA SPONSOR, LLC

By:
Name:
Title:
Address for Notices:

[●]

By:
Name:
Title:
Address for Notices:

Exhibit 99.1

Valuence Merger Corp. I Announces Adjournment of Shareholder Meeting to Approve an Extension

NEW YORK, NY, June 3, 2024 – Valuence Merger Corp. I (“Valuence”)(Nasdaq: VMCA), announced today that it has adjourned the extraordinary general meeting (the “Meeting”) seeking shareholder approval of an extension of the time that it has to consummate an initial business combination (the “Extension Amendment Proposal”). The Meeting will reconvene at 5:00 p.m. Eastern Time, on Monday, June 3, 2024. The Meeting will still be held in person at the offices of White & Case LLP, 1221 Avenue of the Americas, New York, NY 10020.

The purpose of the adjournment is to provide additional time for shareholders to withdraw any previously delivered demand for redemption of their shares. Shareholders may withdraw redemptions at any time until the vote is taken with respect to the Extension Amendment Proposal. Shareholders may request to reverse their redemption by contacting Valuence’s transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004 (e-mail: spacredemptions@continentalstock.com).

About Valuence Merger Corp. I

Valuence Merger Corp. I is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

Valuence has filed a definitive proxy statement (the “Proxy Statement”) to be used at the Meeting to approve the Extension Amendment Proposal. Valuence has mailed the Proxy Statement to its shareholders of record as of May 20, 2024 in connection with the Extension Amendment Proposal. Investors and security holders of Valuence are advised to read the Proxy Statement and any amendments thereto, because these documents contain important information about the Extension Amendment Proposal and Valuence. Shareholders will also be able to obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to Valuence’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Toll-Free (800) 662-5200 or (203) 658-9400, Email: VMCA.info@investor.morrowsodali.com.

Participants in the Solicitation

Valuence and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension Amendment Proposal under the rules of the SEC. Information about the directors and executive officers of Valuence and a description of their interests in Valuence and the Extension Amendment Proposal are set forth in Valuence’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 29, 2024 (the “Annual Report”) and the definitive Proxy Statement, which was filed with the SEC on May 17, 2024. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Press Release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Valuence’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of Valuence’s shareholders for the Extension is not obtained; the inability of Valuence to enter into a definitive agreement with respect to an initial business combination within the time provided in its memorandum and articles of organization; the level of redemptions made by shareholders in connection with the Extension and its impact on the amount of funds available in Valuence’s trust account to complete an initial business combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of Valuence filed, or to be filed, with the SEC. Valuence does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts:

Sung Yoon Woo

CEO, Valuence Merger Corp. I

(415) 340-0222

Email: IR@valuencecap.com